Exhibit 99.1

Contacts:

Media	Investor Relations
Stacey Jones	Mark Macaluso
(980) 378-6258	(704) 627-6118
Stacey.Jones@honeywell.com	Mark.Macaluso@honeywell.com

HONEYWELL ANNOUNCES LAUNCH OF HONEYWELL AEROSPACE’S

OFFERING OF SENIOR NOTES IN CONNECTION WITH PLANNED SPIN-OFF

CHARLOTTE, N.C., March 6, 2026 – Honeywell (NASDAQ: HON) today announced that, in connection with the previously announced plan to spin-off (the “Spin-Off”) Honeywell Aerospace Inc. (“Aerospace”) from Honeywell, Aerospace has commenced a private offering of up to $16 billion aggregate principal amount of senior notes (the “Notes”). The precise size, timing and terms of the Notes offering are subject to market conditions and other factors.

In connection with the planned Spin-Off, which is expected to be completed in the third quarter of 2026, Aerospace has also entered into a five-year senior unsecured revolving credit facility in an aggregate committed amount of $3 billion and a 364-day senior unsecured revolving facility in an aggregate committed amount of $1 billion (collectively, the “Revolving Credit Facilities”).

The Notes are being offered as part of the financing for the planned Spin-Off. Aerospace intends to use the proceeds from the offering of certain series of the Notes (the “New Money Notes”) to make a cash distribution to Honeywell prior to and in contemplation of the Spin-Off and to pay fees and expenses in connection with the Spin-Off, the Revolving Credit Facilities and the Notes offering and/or for general corporate purposes.

Other series of the Notes (the “Exchange Notes”) will initially be issued by Aerospace to Honeywell and are expected to be transferred and delivered by Honeywell to Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as selling noteholders in the offering, in satisfaction of certain debt obligations under a credit facility previously entered into by Honeywell with affiliates of the selling noteholders. Aerospace will not receive any cash proceeds from the offering of the Exchange Notes.

The Notes will be senior unsecured obligations of Aerospace and guaranteed on an unsecured senior basis by Honeywell until the Spin-Off is completed. Upon consummation of the Spin-Off, Honeywell will be automatically and unconditionally released from all obligations under its guarantees without any action taken by the holders of the Notes. The closing of the offering of the Notes is not contingent on the completion of the Spin-Off.

The Notes and related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the Notes and related guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the Notes or related guarantees will be made only by means of a private offering memorandum.

About Aerospace

Honeywell Aerospace Inc. is a leading global tier-1 aerospace and defense supplier of mission critical systems and technologies that enable the production, maintenance, and safe operation of aerospace and defense platforms. Its systems and technologies support original equipment manufacturer, government, defense prime contractor and aircraft operator customers across the Commercial Air Transport, Defense and Space, and Business Aviation end markets. The company’s comprehensive portfolio of market leading systems and technologies are organized into the following segments: Electronic Solutions, Engines & Power Systems and Control Systems.

About Honeywell

Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world’s toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology that help make the world smarter and safer as well as more sustainable.

Forward-Looking Statements and Other Disclaimers

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements, including with respect to any changes in or abandonment of the proposed Spin-Off, offering of the Notes and use of proceeds contemplated thereby, or the Revolving Credit Facilities. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s or Aerospace’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on Honeywell’s and Aerospace’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on their resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of Honeywell or Aerospace following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of Honeywell’s securities and/or on the financial performance of Honeywell or Aerospace; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the Spin-Off; (x) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

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